Exhibit 99.1

News Release

www.nortel.com

FOR IMMEDIATE RELEASE		January 14, 2009

For more information:

Media	Media	Investors
Jay Barta	Mohammed Nakhooda	(888) 901-7286
(972) 685-2381	(905) 863-7407	(905) 863-6049
jbarta@nortel.com	mohammna@nortel.com	investor@nortel.com

Nortel Obtains Court Orders for Creditor Protection

TORONTO – Nortel* Networks Corporation [NYSE/TSX: NT] announced that further to its press release issued earlier today, the Company, Nortel Networks Limited and certain other Canadian subsidiaries have obtained an Order from the Ontario Superior Court of Justice (the “Canadian Court”) for creditor protection pursuant to the provisions of the Companies’ Creditors Arrangement Act (“CCAA”).

Under the terms of the Order, Ernst & Young Inc. will serve as the Court-appointed Monitor under the CCAA process and will assist the Company in formulating its restructuring plan.

Nortel Networks Inc also brought an application and obtained an Order in the Canadian Court recognizing the Chapter 11 cases in the U.S. as “foreign proceedings” in Canada and giving effect to the automatic stay under the U.S. Bankruptcy Code in Canada.

Additionally, Nortel Networks UK Limited (“NNUK”) and certain subsidiaries of the Nortel group incorporated in the EMEA region (the “EMEA Subsidiaries”, and collectively with NNUK, the “EMEA Companies”) have each obtained an administration order from the English High Court of Justice (“the English Court”) under the Insolvency Act 1986 (“IA”). The applications were made by the EMEA Subsidiaries under the provisions of the European Union’s Council Regulation (EC) No 1346/2000 on Insolvency Proceedings and on the basis that each EMEA Subsidiary’s centre of main interests is in England. Under the terms of the orders, representatives of Ernst & Young LLP have been appointed as administrators of each of the EMEA Companies and will continue to manage the EMEA Companies and operate their businesses under the jurisdiction of the English Court and in accordance with the applicable provisions of the IA.

More information about Nortel’s restructuring process can be found at http://www.nortel.com/restructuring

About Nortel

Nortel is a recognized leader in delivering communications capabilities that make the promise of Business Made Simple a reality for our customers. Our next generation technologies, for both service provider and enterprise networks, support multimedia and business critical applications. Nortel’s technologies are designed to help eliminate today’s barriers to efficiency, speed and performance by simplifying networks and connecting people to the information they need, when they need it. Nortel does business in more than 150 countries around the world. For more information, visit Nortel on the Web at www.nortel.com. For the latest Nortel news, visit www.nortel.com/news.

Certain statements in this press release may contain words such as “could”, “expects”, “may”, “anticipates”, “believes”, “intends”, “estimates”, “targets”, “envisions”, “seeks” and other similar language and are considered forward-looking statements or information under applicable securities laws. These statements are based on Nortel’s current expectations, estimates, forecasts and projections about the operating environment, economies and markets in which Nortel operates. These statements are subject to important assumptions, risks and uncertainties that are difficult to predict, and the actual outcome may be materially different. Further, actual results or events could differ materially from those contemplated in forward-looking statements as a result of the following (i) risks and uncertainties relating to Nortel’s business including: the sustained and expanding economic downturn and deteriorating market conditions and resulting negative impact on Nortel’s business, results of operations and financial position and its ability to accurately forecast its results and cash position; the implementation and success of Nortel’s revised operating model and continuing comprehensive review of its business; significant competition, competitive pricing practices, cautious capital spending by customers as a result of factors including current economic uncertainties, industry consolidation, rapidly changing technologies, evolving industry standards, frequent new product introductions and short product life cycles, and other trends and industry characteristics affecting the telecommunications industry; any material, adverse affects on Nortel’s performance if its expectations regarding market demand for particular products prove to be wrong; the sufficiency of restructuring and cost reduction initiatives; any negative developments associated with Nortel’s suppliers and contract manufacturers including our reliance on certain suppliers for key optical networking solutions components and on one supplier for most of its manufacturing and design functions; potential penalties, damages or cancelled customer contracts from failure to meet contractual obligations including delivery and installation deadlines and any defects or errors in Nortel’s current or planned products; fluctuations in foreign currency exchange rates; potential higher operational and financial risks associated with Nortel’s efforts to expand internationally; potential additional valuation allowances for all or a portion of Nortel’s deferred tax assets if market conditions continue to deteriorate or future results of operations are less than expected; a failure to protect Nortel’s intellectual property rights, or any adverse judgments or settlements arising out of disputes regarding intellectual property; failure to maintain integrity of Nortel’s information systems; changes in regulation of the Internet or other regulatory changes; any failure to successfully operate or integrate strategic acquisitions, or failure to consummate or succeed with strategic alliances; Nortel’s potential inability to attract or retain the personnel necessary to achieve its business objectives or to maintain an effective risk management strategy; (ii) risks and uncertainties relating to Nortel’s prior restatements and related matters including: potential legal judgments, fines, penalties or settlements related to the ongoing criminal investigation of Nortel in the U.S.; or any significant pending or future civil litigation actions not encompassed by Nortel’s class action settlement; and (iii) risks and uncertainties relating to the CCAA, Chapter 11 and UK proceedings (collectively, the “Insolvency Proceedings”) including: any negative impacts on Nortel’s business, results of operations, financial position, cash management arrangements, inability of Nortel’s subsidiaries to provide it with sufficient funding and limitations on Nortel’s ability to freely deploy its cash resources throughout the company; ability to divest non-core assets and relationships with employees, customers, suppliers and contract manufacturers and other stakeholders resulting from the Insolvency Proceedings; the failure of Nortel or its filing subsidiaries (collectively, the “Applicants”) to obtain initial court orders substantially on the terms applied for or, in the case of the CCAA proceedings, to obtain subsequent court orders extending the applicable stays of actions and proceedings against the Applicants to permit them to propose a restructuring plan to affected creditors; the adequacy of Nortel’s available cash on hand to fund its ongoing operations or ability to arrange for sufficient alternative debtor-in-possession financing during the Insolvency Proceedings; the failure to put in place a longer term solution with respect to Nortel’s limited access to the EDC Support Facility during the 30 days following January 14, 2009 and EDC’s right to suspend or terminate the EDC Support Facility; any increase of restricted cash requirements for Nortel if it is unable to secure alternative support for obligations arising from certain normal course business activities; the failure of Nortel to obtain the requisite approvals of affected creditors or the courts for any restructuring plan, or to successfully implement such a plan or obtain sufficient exit financing, if required, within the time granted by any court, which could result in substantially all of its debt obligations becoming immediately due and payable or subject to immediate acceleration, leading to the likely liquidation of the Applicants’ assets; that Nortel’s existing common shares and Nortel Networks Limited’s existing preferred shares could have no material value in, and following the approval of, a restructuring plan and could be cancelled; and the potential that the TSX or NYSE may suspend trading or delist any of Nortel’s securities on or from such stock exchange as a result of the Insolvency Proceedings.

For additional information with respect to certain of these and other factors, see Nortel’s Annual Report on Form 10-K and other securities filings with the United States Securities and Exchange Commission. Unless otherwise required by applicable securities laws, Nortel disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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*	Nortel, the Nortel logo and the Globemark are trademarks of Nortel Networks.